SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[X]   Preliminary information statement

[  ]   Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))

[  ]    Definitive information statement

REMEDENT USA, INC
(Name of Registrant as specified in Its Charter)

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[   ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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[  ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting  fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

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REMEDENT USA, INC.

NOTICE OF ACTION BY STOCKHOLDERS
WRITTEN CONSENT IN LIEU OF AN ANNUAL MEETING

        TO ALL STOCKHOLDERS OF REMEDENT USA, INC.:

        NOTICE IS HEREBY GIVEN to you as a stockholder of record of Remedent USA, Inc., a Nevada corporation (the “Company”), that action has been taken by written consent of the holders of a majority of our issued and outstanding shares (“Written Consent”), in lieu of an Annual Meeting of Stockholders and effective twenty (20) days from the date of mailing this Information Statement to you. The Written Consent authorizes the following corporate actions:

o	The election of four (4) Directors for a term of one year or until their successors are duly elected and qualified;

o	The amendment of the Articles of Incorporation to (i) increase the number of our authorized shares to 60,000,000 shares consisting of 50,000,000 shares of common stock and 10,000,000 shares of Preferred Stock with rights, preferences and privileges to be determined in the future by the resolution of the Board of Directors, (ii) implement a one for twenty reverse stock split with the issuance of scrip for any resulting fractional shares, and (iii) change our name from “Remedent USA, Inc.” to “Remedent, Inc.”

o	The acquisition of the remaining 78% of our subsidiary, Remedent N.V. that we do not now own. We currently own 22% of Remedent, N.V. with the other 78% being owned by Robin List, our Chief Executive Officer, and Lausha, N.V., a company controlled by Guy De Vreese, our Chairman. The consideration for acquiring the remaining 78% will be the issuance of shares of our common stock equal to 78% of our issued and outstanding shares of common stock following the transaction. (See “Certain Relationships and Related Transactions.”). Following this acquisition, Remedent N.V. would be our wholly-owned subsidiary.

o	The implementation of a 2004 Incentive and Nonstatutory Stock Option Plan, following the implementation of the reverse stock split (so as not to be affected by the reverse stock split), reserving 800,000 shares of common stock for issuance to employees, directors and consultants of the Company or any subsidiaries.

/s/ Robin List
Robin List, CEO

REMEDENT USA, INC.
Xavier de Cocklaan 42
9831 Deurle, Belgium

INFORMATION STATEMENT

        This Information Statement is being furnished at the direction of, and on behalf of, the Board of Directors of Remedent USA, Inc. (referred to in this Information Statement as the “Company,” “we,” “us,” or “our”) to the holders of record as of the close of business on February 1, 2005 (the “Record Date”). It is being furnished in connection with action taken by written consent (“Written Consent”) of the holders of a majority of the issued and outstanding shares of our common stock in March 2004, and in December 2004, without a meeting pursuant to Section 78.320 of the Nevada Revised Statute. The Written Consent authorized and approved an Amendment to our Articles of Incorporation that will: (i) increase the number of our authorized shares to 60,000,000 shares, consisting of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock, (ii) implement a one-for-twenty reverse stock split with consideration for fractional shares to be issued in the form of scrip, and (iii) change our name from “Remedent USA, Inc.” to “Remedent, Inc.” The Written Consent also authorized (i) the election of four directors, (ii) approved the acquisition of the remaining 78% of our subsidiary, Remedent N.V., (iii) adopted a 2004 Incentive and Nonstatutory Stock Option Plan, and (iv) ratified the appointment of Farber & Hass LLP as our independent public accountants.

        The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our common stock held of record by them.

        This Information Statement is being mailed on or about February ___, 2005, to all stockholders of record as of the Record Date. Under Nevada law, our stockholders are not entitled to dissenter’s rights of appraisal relating to any matter approved by our stockholders in the Written Consent.

        Since these actions are being taken by written consent, we believe that it would not be in the best interest of the Company and its stockholders to incur the costs of holding an Annual Meeting or soliciting proxies or consents from additional stockholders. Based on the foregoing, our Board of Directors has determined not to call an Annual Meeting of Stockholders, and none will be held this year.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

        The date of this Information Statement is February ___, 2005.

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

        We are providing you this Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934 in order to notify you of the corporate action approved to be taken by the Written Consent. These actions include the following:

o	The election of Messrs. Guy De Vreese, Robin List, Stephen Ross, and Fred Kolsteeg as directors on our Board of Directors;

o	The amendment of our Articles of Incorporation to (i) increase the number of our authorized shares to 60,000,000 shares consisting of 50,000,000 shares of common stock and 10,000,000 shares of Preferred Stock with rights, preferences and privileges to be determined in the future by the resolution of the Board of Directors, (ii) implement a one for twenty reverse stock split with the issuance of scrip for any resulting fractional shares, and (iii) change our name from “Remedent USA, Inc.” to “Remedent, Inc”;

o	The approval of the acquisition of the remaining 78% of our subsidiary, Remedent N.V., that we do not now own, from Messrs. Guy De Vreese and Robin List, our Chairman and Chief Executive Officer respectively, through the issuance of shares of our common stock equal to 78% of our issued and outstanding shares following the completion of the transaction;

o	The approval of the 2004 Incentive and NonStatutory Stock Option Plan covering 800,000 shares of our common stock.

        These actions will become effective twenty days after the mailing of this Information Statement to our stockholders. This Information Statements is being mailed to our stockholders on or about February ___, 2005.

WHO IS ENTITLED TO NOTICE?

        All stockholders of our common stock as of the Record Date are entitled to notice of each matter authorized by the Written Consent. Under Nevada law and our By Laws, all matters requiring stockholder approval may be taken by obtaining written consent and approval of more than 50% of the shares entitled to vote in lieu of an annual or special meeting of stockholders. No shares of preferred stock have been issued and as of the date of the Written Consent we had 39,829,158 shares of our common stock issued and outstanding and each share is entitled to one vote. Consequently, under Nevada law, written consents from holders that hold 19,789,580 or more shares of our common stock are required to approve all of the matters set forth in this Information Statement. Our Articles of Incorporation do not provide for cumulative voting in the election of directors. On the date of the Written Consent, stockholders representing a majority of our outstanding common stock executed the Written Consent approving all of the matters described in this Information Statement and electing Messrs. De Vreese, List, Ross and Kolsteeg as directors. We are not asking you to vote for the approval of any of the matters covered by the Written Consent and your vote is not required for the approval of the corporate actions authorized by the Written Consent.

WHO ARE OUR PRINCIPAL STOCKHOLDERS AND WHAT IS
THE SECURITY OWNERSHIP OF OUR MANAGEMENT

Remedent USA, Inc.

        The following table sets forth as of December 31, 2004 certain information relating to the ownership of our common stock by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of the class of equity security, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned.

Name and address of beneficial owner	Number of Shares(1)	Percent of class
Guy De Vreese (2) (Chairman) Xavier de Cocklaan 42 9831 Deurle, Belgium	7,268,571	16.25%
Robin List (3) (Director, CEO) Xavier de Cocklaan 42 9831 Deurle, Belgium	3,212,500	7.22%
Stephen Ross (4) (Director, CFO) 1921 Malcolm #101 Los Angeles, CA 90025	1,289,916	2.88%
Fred Kolsteeg (5) (Director) Managelaantje 10 3062 CV Rotterdan The Netherlands	2,200,000	5.02%
All Officers and Directors as a group (4 persons)	13,970,987	29.55%
Kenneth Hegemann and Rebecca Inzunza (6) 1220 Birch Way Escondido, CA 92097	7,112,495	15.69%

* Less than 1%

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to the rules of the Securities and Exchange Commission, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)

Guy De Vreese holds 1,060,000 shares in his own name, including 1,000,000 shares of common stock underlying options which vested on March 29, 2002 and have an exercise price of $0.05 per share; 2,784,971 shares of common stock held in the name of New Bitsnap, N.V., a Belgian company controlled by Guy De Vreese, including 26,400 shares of common stock underlying warrants which vested on June 15, 2002 and have an exercise price of $0.50 per share; 1,423,600 shares held in the name of Lausha N.V., a Belgian company controlled by Guy De Vreese, including 173,600 shares of common stock underlying warrants which became exercisable on August 21, 2002; and 2,000,000 shares of common stock in the name of Lident, N.V., a Belgian company of which Guy De Vreese is the principal.

(3)	Includes 1,000,000 shares of common stock underlying options which vested on March 29, 2002 and have an exercise price of $0.05 per share.

(4)

Includes 1,000,000 shares of common stock underlying options which vested on March 29, 2002 and have an exercise price of $0.05 per share and 250,000 shares of common stock underlying options which vested on April 8, 2004 and have an exercise price of $0.10 per share.

(5)

Consists of 1,000,000 shares held in his own name, including 100,000 shares of common stock underlying options which vested on March 29, 2002 and have an exercise price of $0.05 per share, 1,000,000 shares of common stock held by Kolsteeg Beleggingsmaatschappij B.V., a Dutch company of which Fred Kolsteeg is the principal, and 200,000 shares of common stock underlying warrants held by Kolsteeg Beleggingsmaatschappij B.V. with an exercise price of $0.50 per share.

(6)

Consists of 1,045,000 shares in the name of Kenneth Hegemann, including 100,000 shares of common stock underlying options which vested on March 29, 2002 and have an exercise price of $0.05 per share; 2,679,495 shares in the name of Rebecca Inzunza; and 3,388,000 shares in the name of Dental Advisors, Inc., of which Kenneth Hegemann and Rebecca Inzunza are principals, including 1,694,000 shares of common stock underlying warrants which became exercisable on August 21, 2002. Kenneth Hegemann and Rebecca Inzunza are married.

Remedent N.V.

        The following table sets forth as of March 31, 2004 certain information relating to the ownership of the common stock of our subsidiary, Remedent N.V., by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of the class of equity security, (ii) each of Remedent N.V.‘s Directors, (iii) each of Remedent N.V.‘s executive officers, and (iv) all of Remedent N.V.‘s executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each of such persons has the sole voting and investment power with respect to the shares owned.

Name and address of beneficial owner	Number of Shares(1)	Percent of class
Guy De Vreese (2) (CEO, Director) Xavier de Cocklaan 42 9831 Deurle, Belgium	7,171	71.71%
Robin List (Managing Director, Directors Xavier de Cocklaan 42 9831 Deurle, Belgium	629	6.29%
All Officers and Directors as a group (2 persons)	7,800	78%
Remedent USA	2,200	22.04%
Lausha N.V. (3)	7,171	71.71%

* Less than 1%

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Securities and Exchange Commission, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)	Guy De Vreese is a beneficial owner 7,171 shares of Remedent N.V. stock in the name of Lausha N.V., a Belgian company controlled by Guy De Vreese.

(3)	Lausha N.V. is a Belgian company controlled by Guy De Vreese.

WHO ARE THE DIRECTORS THAT HAVE BEEN ELECTED?

        Effective 20 days after this Information Statement is mailed to our stockholders, four Directors will be elected by the Written Consent for the ensuing year or until their successors are duly elected and qualified. The names, ages and background for at least the last five years for each person who will be elected as a director and each person who served as an executive officer during the past fiscal year is as follows:

Name	Position	Age
Guy De Vreese	Chairman of the Board	50
Robin List	Director and Chief Executive Officer	33
Stephen Ross	Director, Chief Financial Officer and Secretary	43
Fred Kolsteeg	Director	60

        o   Guy De Vreese, Chairman– Since April 1, 2002, Mr. De Vreese has served as our Chairman of the Board. Since June 2001, Mr. De Vreese has also served as President of Remedent N.V. Mr. De Vreese served as President of DMDS, Ltd., a European subsidiary of Dental & Medical Systems, Inc. DMDS, Ltd. developed and marketed high-tech dental equipment. In August 1996, Mr. De Vreese founded DMD N.V., a Belgian company that was the independent European distributor for DMDS products and was its Chief Executive Officer until DMD purchased its distribution rights in April 1998. Mr. De Vreese also worked for Lident, N.V., a Belgian company specializing in digital photography and developer of imaging software, as CEO from 1996 through February 1999 and as a consultant providing services to DMDS, Ltd. from February 1999 to June 2001.

        o   Robin List, Chief Executive Officer – Since April 1, 2002, Mr. List has served as our CEO and as a director. Since April 2001, Mr. List has served a director of Remedent N.V. From January 1998 through April 2001, Mr. List was a director of New BitSnap N.V., a Belgian company. In this position Mr. List consulted for DMDS Ltd., a European subsidiary of Dental & Medical Diagnostic Systems, Inc. From August 1995 to January 1998 Mr. List served as commercial director for WAVE Imaging B.V. a Dutch based company that provided digital services. Mr. List resides in Belgium.

        o   Stephen Ross, Director, CFO, Secretary – Mr. Ross has served as a director and Chief Financial Officer of the Company since August 2001 and as our Secretary since April 2002. From February 1998 through January 2001, Mr. Ross was CFO of Dental & Medical Diagnostic Systems, Inc., a company that developed and marketed high-tech dental equipment and declared bankruptcy in July 2001. Commencing in 1996 and ending in February 1998, Mr. Ross served as a senior management consultant with Kibel and Green, a corporate restructuring and management firm. Prior to working for Kibel and Green, Mr. Ross served as CFO and co-founder of a personal care company, and as tax manager with an accounting firm. Mr. Ross resides in Los Angeles, California.

        o   Fred Kolsteeg, Director – Mr. Kolsteeg has served as a director of the Company since April 2002. Since 1996, Mr. Kolsteeg has served as the president of WAVE Communications, a Dutch based advertising agency. Prior to founding WAVE in 1996, he founded several other advertising agencies such as ARA, Team and Team Saatchi. Mr. Kolsteeg has also worked at Phillips and Intermarco Publicis. Mr. Kolsteeg resides in Holland.

HOW OFTEN DOES THE BOARD MEET AND DOES IT HAVE ANY COMMITTEES?

        Our Board of Directors held one meeting in the fiscal year ended March 31, 2004. All Directors attended all of the meetings of the Board of Directors.

        We do not have a formal policy regarding attendance of our directors at annual or special meetings of stockholders, but we encourage directors to attend such meetings.

        There currently are no committees of the Board of Directors. Consequently, we do not have an audit committee or a financial expert serving on the audit committee. We are currently seeking candidates for outside directors and for a financial expert to serve on our audit committee when we establish one. Due to our small size and lack of resources, it has been difficult to recruit outside directors and financial experts especially due to the fact that we do not have directors and officers liability insurance to offer suitable candidates.

DO THE DIRECTORS GET PAID FOR THEIR SERVICES?

        At this time, our directors do not receive any cash compensation for their services as directors, but are entitled to reimbursement of their reasonable expenses incurred in attending directors’ meetings. This may change in the future. At the discretion of the Board, we may periodically issue stock options to directors under our stock option plan.

HOW DO THE EXECUTIVE OFFICERS GET PAID FOR THEIR SERVICES?

        All decisions regarding compensation for our executive officers and executive compensation programs are reviewed, discussed, and approved by our Board of Directors. All compensation decisions are determined following a detailed review and assessment of external competitive data, the individual’s contributions to our success, any significant changes in role or responsibility, and internal equity of pay relationships.

HOW ARE NOMINEES FOR DIRECTOR DETERMINED?

        We do not currently have a nominating committee of the Board of Directors and the Board believes it is appropriate not to have such a committee because the Board, as a whole, fulfills this function. Candidates may come to the Board’s attention through current directors, management, stockholders or other persons. All of our directors participate in the consideration of director nominees. Candidates are evaluated at regular and special meetings of the Board and may be considered at any part during the year.

        We do not have a policy with regard to the consideration of any director candidates recommended by security holders. However, the Board will review correspondence and other communications it receives from security holders. The Board will consider candidates recommended by stockholders and will do so upon receipt of information that includes the candidate’s name and qualifications. The information can be delivered to us as provided below.

HOW DO WE CONTACT THE BOARD OF DIRECTORS?

        Our stockholders may contact the Board of Directors be delivering correspondence or other communications addressed to the Secretary of Remedent USA, Inc., Xavier de Cocklaan 42, 9831 Deurle, Belgium.

Summary Compensation Table

        The following table summarizes all compensation earned by or paid to our executive officers and directors during each of the last three fiscal years. The remuneration described in the table does not include our costs of benefits furnished to the named executive officers, including premiums for health insurance, reimbursement of expense, and other benefits provided to such individual that are extended in connection with the ordinary conduct of our business. The value of such benefits cannot be precisely determined, but the executive officers named below did not receive other compensation in excess of the lesser of $25,000 or 10% of such officer’s cash compensation:

Summary Compensation Table

			Annual Compensation		Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual compensation ($)	Restricted stock award(s) ($)	Securities Underlying Options/ SARs (#)	LTIP pay-outs ($)	All other compensation ($)
Guy	2004	$-0-	$-0-	$-0-	$-0-	-0-	$-0-	$214,000(2)
DeVreese,(1) Chairman, CEO of Remedent NV	2003	$-0-	$-0-	$-0-	$-0-	-0-	$-0-	$132,000(2)

Robin List,(3)	2004	$169,000	$-0-	$-0-	$-0-	-0-	$-0-	$-0-
CEO	2003	$110,000	$-0-	$-0-	$-0-	-0-	$-0-	$-0-

Stephen F.	2004	$0	$-0-	$-0-	$-0-	-0-	$-0-	$-0-
Ross, CFO,	2003	$60,000	$-0-	$-0-	$-0-	-0-	$-0-	$-0-
Secretary	2002	$28,951	$-0-	$-0-	$-0-	1,000,000(4)	$-0-	$-0-

(1)

In March 2002, prior to Mr. De Vreese becoming an officer or director of the Company, he was issued options to purchase 1,000,000 shares of our common stock, which vested on March 29, 2002 and have an exercise price of $0.05 (fair market value at date of grant) per share.

(2)

These amounts are consulting fees paid by Remedent N.V. to Lausha, N.V. and Lident N.V., both companies controlled by Mr. De. Vreese, pursuant to an oral consulting agreement between these companies and Remedent N.V.

(3)

In March 2002, prior to Mr. List becoming an officer or director of the Company, he was issued options to purchase 1,000,000 shares of our common stock which vested on March 29, 2002 and have an exercise price of $0.05 (fair market value at date of grant) per share, however Mr. List was not an officer of the Company during fiscal year 2002.

(4)

In March 2002 Mr. Ross was issued options to purchase 1,000,000 shares of our common stock which vested on March 29, 2002 and have an exercise price of $0.05 (fair market value at date of grant) per share.

Employment Agreements

        While we do not currently have any employment agreements, we anticipate having employment contracts with executive officers and key personnel, as necessary, in the future.

Stock Option Plans

        On May 29, 2001, the Board of Directors adopted an Incentive and Nonstatutory Stock Option Plan, reserving 5,000,000 shares of our common stock underlying options for issuance under this stock option plan. There is a restriction that options to purchase no more than 1,000,000 shares of our common stock may be granted to any one individual or entity in any one calendar year under the stock option plan. As of March 31, 2004, options to purchase 4,200,000 shares of our common stock were outstanding.

        The Written Consent also approves our 2004 Incentive and Nonstatutory Stock Option Plan reserving 800,000 shares of our common stock underlying options for issuance under the plan. As of the date of this Information Statement, no options have been issued under this plan. The 800,000 shares of our common stock reserved for issuance under the plan represents the number of shares reserved for issuance after the twenty for one reverse stock split approved by the Written Consent.

HAVE THERE BEEN ANY RELATED PARTY TRANSACTIONS OR RELATIONSHIPS?

        On March 14, 2002, we entered into an Asset Purchase Agreement with Famcare 2000, LLC, a Nevada limited liability company, owned and operated by Rob Hegemann, the son of Ken Hegemann, who is one of our directors, selling our Remedent Toothbrush division to Famcare 2000, LLC. The agreement provided for the sale of our old Remedent Toothbrush business, which accounted for approximately $50,000 in revenues for the fiscal year ended March 31, 2002. The business, which engages in the worldwide distribution of the Remedent Toothbrush, had been our sole activity since 1996. As a condition of the sale, Famcare 2000 agreed to assume responsibility for the liabilities relating to the toothbrush business, which liabilities exceeded the value of the toothbrush business by approximately $310,000. Therefore the terms of the agreement called for us to issue 750,000 shares of our common stock to Famcare 2000 in consideration of Famcare 2000 taking over the toothbrush business and assuming responsibility for the related liabilities. Famcare 2000 received an effective price of $0.41 per share, representing an approximate 400% premium over the Company’s market value at the time. This transaction was not consummated until September 2002, 20 days following the mailing to our stockholders of a Definitive Information Statement on Schedule 14C for that transaction.

        On February 11, 2002, Guy De Vreese, our Chairman of the Board, loaned approximately $250,000 to our subsidiary, Remedent NV. In connection with Mr. De Vreese’s loan, on February 11, 2002 the Company established a line of credit with ING (formerly Bank Brussel Lambert) for €250,000 ($218,100 at March 31, 2002) in order to secure repayment of the loan. In connection with the line of credit, on February 12, 2002, Remedent NV entered into a loan agreement for €125,000 ($109,050 at March 31, 2002), with Dental Marketing Development N.V (“DMD”), a company owned and operated by Mr. De Vreese. Due to the insufficient assets maintained by Remedent NV as of the date of the line of credit, ING imposed two requirements for the extension of credit; (1) Mr. De Vreese personally guarantee the line of credit, and (2) Remedent NV use the line of credit to repay in full the $125,000 outstanding balance on BBL’s existing line of credit to DMD. Mr. De Vreese did personally guarantee the €250,000 ($218,100 at March 31, 2002) line of credit and Remedent NV drew €125,000 ($109,050 at March 31, 2002) from this line of credit to repay DMD and booked this amount as an interest-free loan to DMD. DMD must repay this loan (i) if the line of credit is cancelled by ING due to insufficient security, (ii) if Remedent NV finds other facilities to secure payment of Mr. De Vreese’s funds and no longer needs the line of credit, or (iii) Remedent NV is still using the line of credit but has found other facilities to secure payment of Mr. De Vreese’s funds. Remedent NV did not take any procedural steps to insure fairness in the terms of this transaction to the Company or to Remedent NV. The terms of this arrangement were documented in an agreement dated December 2, 2002, entered into by Remedent NV, Mr. De Vreese and DMD.

        On March 23, 2004, the Company issued 2,000,000 shares of its common stock to Lident N.V., a Belgium corporation partly owned and controlled by Guy De Vreese, our Chairman of the Board, and 1,000,000 shares of common stock to Robin List, the Company’s CEO. These shares were issued pursuant to an agreement dated March 20, 2002 with New BitSnap, N.V., a predecessor company of Lident N.V., who was to receive 3,000,000 shares of the Company’s common stock in repayment of a debt of $240,000 owed to New BitSnap, N.V. consisting of $201,000 in consulting services and $39,000 in advanced expenses from March 1, 2001 through March 31, 2002. The consulting services consisted of the set-up and implementation of Remedent N.V. and were provided pursuant to an oral agreement, prior to Mr. De Vreese becoming an officer and director of Remedent USA, Inc. At the request of Lident N.V., 1,000,000 of the shares due to Lident N.V. were issued to Mr. List to satisfy debts between Lident N.V. and Mr. List.

        On March 23, 2004, pursuant to an agreement dated March 20, 2002, the Company issued 712,500 shares of common stock to Robin List, our CEO, in repayment of $57,000 in accrued fees for consulting services by Mr. List from March 1, 2001 to March 31, 2002. The consulting services consisted of the set-up and implementation of Remedent N.V. and were provided pursuant to an oral agreement, prior to Mr. List becoming an officer and director of Remedent USA, Inc.

        On March 23, 2004, the Company also issued 500,000 shares of common stock to Mr. List pursuant to an oral agreement for consulting services valued at $22,700 related to developing the IMDS business concept. The consulting services were for providing Dutch dentists to serve as customers of IMDS and Belgium dentists to work in the Netherlands.

        Also pursuant to the March 20, 2002 agreement, on March 23, 2004, the Company issued 60,000 shares of common stock to Mr. De Vreese, our Chairman of the Board, in repayment of $30,000 in accrued fees for consulting services by Mr. De Vreese from March 1, 2001 to March 31, 2002. The consulting services were provided prior to Mr. De Vreese becoming an officer and director of Remedent USA, Inc. and pursuant to an oral agreement and consisted of the set-up and implementation of Remedent N.V.

        On March 23, 2004, the Company issued 1,250,000 shares of its common stock to Lausha N.V., a Belgian company controlled by Guy De Vreese, our Chairman of the Board. Lausha N.V. purchased these shares for $0.08 per share for a total price of $100,000 on January 11, 2002. The Company invested $100,000 in Remedent at $0.08 per share.

        On March 23, 2004, the Company issued 39,916 shares of its common stock to Stephen Ross, the Company’s CFO, in repayment of a debt consisting of $19,959 and unpaid salary as of March 31, 2003 for his services as CFO.

        On March 23, 2004, the Company issued 945,000 shares of its common stock to Kenneth J. Hegemann, a former director, in repayment of $472,500 of debts owed to Mr. Hegemann and parties affiliated with him. These debts consisted of $195,975 owed to Mr. Hegemann in unpaid salary, $179,473 owed to his wife and former CEO of the Company, Rebecca Inzunza, in unpaid salary, $8,914 owed to his son, Robert Hegemann in unpaid salary, $23,353 owed to Mr. Hegemann in interest on these debts, $26,010 owed to CRA Labs, a company controlled by Mr. Hegemann, for expenses advanced by CRA Labs on behalf of the Company, and $26,245 owed to Famcare 2000, a company affiliated with Mr. Hegemann, in connection with the sale of the Remedent Toothbrush division.

        Guy De Vreese, our Chairman of the Board, is the managing director of our subsidiary, Remedent N.V. Mr. De Vreese provides his services as Remedent N.V.‘s Managing Director through two companies, Lausha, N.V. and Lident N.V. Lausha, N.V. and Lident N.V. have consulting arrangements with Remedent N.V. that provide Mr. De Vreese’s services and are both companies controlled by Mr. De Vreese. Lausha N.V. and Lident N.V. received a combined total of $214,000 paid in cash and stock as compensation for these services. The Company expects to pay these companies an aggregate of approximately $ 214,000 in consulting fees for services in fiscal year 2005.

        On March 23, 2004, we borrowed $100,000 from the Christopher T. Marlett Living Trust pursuant to the terms of a Convertible Promissory Note and Security Agreement with the Christopher T. Marlett Living Trust. Interest accrues on the unpaid principal at the rate of 10% per annum, compounding annually. The Note matures on September 30, 2004 and is secured by all of our assets. The Note is convertible into common stock as follows: (i) It will automatically convert into that number of shares that will equal two percent of our outstanding shares calculated on a fully diluted basis automatically on the completion of our planned restructuring; or (ii) if on the maturity date, if our planned restructuring is not completed, the note holder, in its discretion, may elect to have the debt converted into that number of shares that will equal two percent (2%) of our outstanding shares as calculated on a fully diluted basis immediately following our planned restructuring. Our planned restructuring is detailed below and consists of an acquisition of the remaining seventy-eight percent (78%) of Remedent NV not owned by us, a one for twenty reverse stock split, the working-out of past due obligations for stock and/or cash and the implementation of a stock option plan. Mr. Marlett, the trustee of the Christopher T. Marlett Living Trust, is a partner of MDB Capital Consulting Group, LLC, a NASD registered broker-dealer that has provided advice to us regarding our restructuring. We are using the proceeds of this loan for development expenses associated with the tray-based teeth whitening system and for legal expenses.

WHO ARE THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS?

         Farber & Hass LLP was the independent accountant for the Company for the last two fiscal years and has no financial interest, either direct or indirect, in the Company.

        The following table presents fees for the professional audit services rendered by Farber & Hass LLP for the audit of the Company’s annual financial statements for 2004 and 2003, and fees billed for other services rendered by Farber & Hass LLP for fiscal year 2004.

	2004	2003
Audit fees	$44,550	$37,850
Tax fees	$0	$2,500
All other fees	$2,674	$4,849
Total fees	$47,224	$45,199

WHAT KINDS OF AMENDMENTS TO THE
ARTICLES OF INCORPORATION HAVE BEEN APPROVED?

        Through the Written Consent, a majority of the voting shares of the Company has approved the amendment of the Company’s Articles of Incorporation to (i) increase the number of our authorized shares to 50,000,000 shares of common stock and 10,000,000 shares of Preferred Stock with rights, preferences and privileges to be determined in the future by the resolution of the Board of Directors, (ii) implement a one for twenty reverse stock split with the issuance of scrip for any resulting fractional shares, and (iii) change our name from “Remedent USA, Inc.” to “Remedent, Inc.”

        The reverse split, together with the increase in the number authorized shares, will serve to increase the number of our authorized but unissued shares of common stock. This increase in authorized but unissued shares is necessary to implement the acquisition of the shares of Remedent N.V not already owned by the Company. Additionally, these amendments will provide us authorized but unissued shares of common stock and preferred stock that we may be able to use for financing transactions, possible future acquisitions, employee benefits and other corporate purposes.

        Currently the Company has 50,000,000 shares of common stock authorized, with 43,524,498 of these shares issued and outstanding and 8,693,800 of these shares underlying outstanding warrants or reserved under the 2001 stock option plan. Therefore, the Company does not have any shares of common stock available for new issuances.

        Following the reverse stock split and increase in authorized shares, the Company will have 50,000,000 shares of common stock authorized, with approximately 2,176,224 shares issued and outstanding before adjustments relating to the elimination of fractional shares, 1,234,690 shares reserved for issuance in connection with outstanding warrants or reserved for issuance under the 2001 and 2004 stock option plans, before adjustments relating to the elimination of fractional shares leaving approximately 46,589,086 shares of our common stock and all 10,000,000 shares of our Preferred Stock authorized but not issued and available for future corporate needs or opportunities such as financing transactions, possible future acquisitions, and other corporate purposes. The issuance of new shares for these purposes will likely dilute the voting power of existing stockholders, decrease earnings per share and decrease the book value per share of the shares then outstanding.

        Management of the Company is not aware of any present efforts of any persons to accumulate common stock or otherwise attempting to obtain control of the Company, and the proposed increase in authorized shares of common stock is not intended to be an anti-takeover device. The amendment is being sought solely to augment liquidity and enhance corporate flexibility.

        There can be no assurances, nor can the Board of Directors of the Company predict what effect, if any, these proposed amendments will have on the trading price of the Company’s common stock.

        Nevada law does not provide dissenters’ rights as the result of a reverse stock split. Any stockholders who object will nevertheless be bound by the decision of the majority of stockholders who approved the reverse split on the terms set forth in the Written Consent. Objecting stockholders will not be entitled to receive payment for their shares, and will not have any other legal rights to prevent the transaction from occurring.

        The reverse split will reduce the number of shares of common stock that are issued and outstanding. We are currently authorized, under our Articles of Incorporation, to issue 50,000,000 shares of the common stock. As of December 31, 2004, an aggregate of 43,524,498 shares of the common stock were issued and outstanding. The reverse stock split will reduce the number of issued and outstanding shares of our common stock to approximately 2,176,224 shares before adjustments relating to the elimination of fractional shares; however, the number of authorized shares will increase to 60,000,000 shares consisting of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock with rights, preferences and privileges associated with the preferred stock to be determined in the future by the resolution of the Board of Directors.

WHAT EFFECT WILL THE AMENDMENTS HAVE ON OUR FINANCIAL STATEMENTS?

        The par value of the common stock will remain at $.001 per share following the reverse stock split, with the number of shares of common stock outstanding reduced. As a result, the aggregate par value of the outstanding common stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding common stock for statutory and accounting purposes will be correspondingly increased. The reverse stock split will not affect our retained deficit, and stockholders’ equity will remain substantially unchanged.

        After the reverse stock split is completed, the per share information and the average number of shares outstanding will be restated to reflect the reverse stock split.

        Increasing the number of authorized shares to 60,000,000 shares consisting of 50,000,000 shares of common stock and 10,000,000 shares of preferred stock will have no effect on our financial results.

WILL I RECEIVE ANY FRACTIONAL SHARES AS A RESULT OF THE REVERSE STOCK SPLIT?

         We will not be issuing any fractional shares of our common stock as a result of the reverse stock split. Instead, all shares of our common stock held by a stockholder will be aggregated into a single certificate and we will issue scrip for any fractional share resulting from the reverse stock split. For a period of one year from the issuance of the scrip, fractional shares represented by the scrip consisting of a whole share may be combined and delivered to the Company in exchange for a whole share.

WILL I NEED TO EXCHANGE MY OLD STOCK CERTIFICATE FOR A NEW ONE?

        When the reverse stock split is effected, we or our transfer agent will provide holders of record on the effective date of the reverse stock split with transmittal forms and instructions for exchanging their stock certificates for a new certificate or certificates representing the appropriate number of new shares of common stock. On the effective date of the reverse stock split, each certificate representing an outstanding share of common stock will be deemed for all corporate purposes and without further action by any person, to evidence ownership of the reduced whole number of new shares of common stock.

        If certificates for shares of common stock have been lost or destroyed, we may, in our discretion, accept a properly executed affidavit and indemnity agreement of loss or destruction, in a form satisfactory to us, in lieu of the lost or destroyed certificate. Additional instructions regarding lost or destroyed stock certificates will be included with the transmittal form and instructions sent to stockholders of record after the reverse stock split is effected.

        We will send the transmittal form and instructions to stockholders of record promptly after the effective date of the reverse stock split. Do not send in your stock certificate until you receive the transmittal form and instructions.

        Stockholders will not have to pay any brokerage commissions in connection with the exchange of certificates.

WHY ARE WE CHANGING OUR NAME?

        We decided to change our name from “Remedent USA, Inc.” to “Remedent, Inc.” in order to better position our business in worldwide markets. Currently, substantially all of our sales occur in Europe and we believe that deleting the USA from our corporate name better reflects the demographics of our business.

WHY ARE WE ACQUIRING THE REMAINING 78% OF THE SHARES
OF OUR SUBSIDIARY, REMEDENT N.V., FROM OUR
CHAIRMAN AND CHIEF EXECUTIVE OFFICER?

        All of our operations are conducted through our subsidiary, Remedent N.V., a Belgian company, that sells professional dental equipment and over-the-counter dental products. Remedent N.V. was formed as a wholly-owned subsidiary of the Company. However, on December 31, 2002, we sold approximately seventy-eight percent (78%) of its stock to Robin List, our CEO and a director, and Lausha, NV, a company controlled by Guy De Vreese, our Chairman of the Board, (collectively, the “Other Remedent N.V. Stockholders”) as repayment of outstanding loans payable by the Company to the Other Remedent N.V. Stockholders in the amount of 310,000 Euros or approximately $332,000, based upon the conversion rate of Euros to U.S. Dollars on December 31, 2002. In connection with the transaction, we obtained an option from Messrs. De Vreese and List to reacquire these shares for the same amount plus interest, at the rate of 7% per annum, and the issuance of approximately 1,000,000 shares of our subsidiary, Remedent Professional Holdings, Inc. We do not have available cash in order to exercise this option. In lieu of exercising this option, Messrs. De Vreese and List have agreed to sell their shares in Remedent N.V. for a total of 7,715,703 post reverse split shares of our common stock. Based upon the closing bid price for our common stock on February 3, 2005 and giving effect to the reverse stock split, the market value for the shares to be issued to Messrs. De Vreese and List in the transaction is approximately $13,886,264 without including any discount for lack of market liquidity and the restricted nature of the shares.

        Since the Other Remedent N.V. Stockholders are also officers and directors of us, or companies controlled by our officers and directors, we believe that we have always maintained control of Remedent NV, as defined by Accounting Research Bulletin 51 “Consolidated Financial Statements. Therefore, the operations of Remedent N.V. have been included in our consolidated financials statements.

        Our Board of Directors and a majority of our stockholders executing the Written Consent have approved the acquisition of shares representing seventy-eight (78%) of our subsidiary Remedent N.V. not owned by us, resulting in Remedent, N.V. once again becoming our wholly-owned subsidiary. The acquisition of our subsidiary from Messrs. De Vreese and List in exchange for the issuance of 7,715,703 post reverse stock split shares is part of our planned restructuring that will also include a one-for-twenty reverse stock split, the working-out of past due obligations for stock and/or cash and the implementation of a stock option plan.

        The valuation of the shares issued in consideration in this acquisition is based on an evaluation by MDB Capital Group, LLC., a business consulting company that was retained by the Company to render advice with regard to the Company’s restructuring. MDB Capital Group concluded that the Company’s 22% interest in Remedent N.V. was the Company’s only asset and therefore, as consideration for their 78% interest in Remedent N.V., the Other Remedent N.V. Stockholders should receive an equal percentage ownership interest in the Company, therefore preserving the existing proportional indirect ownership interests in Remedent N.V. of both the Other Remedent N.V. Stockholders and the existing Company stockholders. Based on this evaluation and adjusting for the Company’s planned reverse stock split, the Other Remedent N.V. Stockholders will receive 7,715,703 shares of Company common stock in the transaction. These shares will be restricted securities bearing a restrictive legend pursuant to Rule 144 and will be issued pursuant to an exemption from registration based on Regulation S promulgated under the Securities Act of 1933.

        A partner of MDB Capital Group, LLC, Christopher T Marlett, beneficially holds a $100,000 note that accrues interest at the rate of 10% annually and is convertible into two percent of our outstanding shares as calculated on a fully diluted basis immediately following our planned restructuring. The note was executed in connection with $100,000 loan made to the Company by the Christopher T. Marlett Living Trust to fund operating expenses of the Company. See “Certain Relationships and Related Transactions.”

WHAT WILL BE THE EFFECT OF THE ACQUISITION OF THE SHARES OF OUR SUBSIDIARY?

        We believe that acquiring all of the shares of our subsidiary that we do not already own, making our subsidiary a wholly-owned subsidiary of us will make us more attractive to investors by simplifying our structure and solidifying the control of our subsidiary.

        However, the issuance of 7,715,703 shares of our common stock to the Other Remedent NV Stockholders will substantially dilute the ownership interests of all of our existing stockholders. The acquisition will also result in our management receiving a majority interest in our stock as shown by the following table, which sets forth certain information relating to the ownership of our common stock following the acquisition of our subsidiary and as adjusted for our planned one for twenty reverse stock split by (i) each person which we expect to be the beneficial owner of more than 5% of the outstanding shares of the class of equity security, (ii) each of our directors, (iii) each of the our executive officers, and (iv) all of our executive officers and directors as a group.

Name and address of beneficial owner	Number of Shares(1)	Percent of class
Guy De Vreese (2) (Chairman) Xavier de Cocklaan 42 9831 Deurle, Belgium	7,456,929	74.92%
Robin List (3) (Director, CEO) Xavier de Cocklaan 42 9831 Deurle, Belgium	782,827	7.87%
Stephen Ross (4) (Director, CFO) 1921 Malcolm #101 Los Angeles, CA 90025	64,495	0.65%
Fred Kolsteeg (5) (Director) Managelaantje 10 3062 CV Rotterdan The Netherlands	110,000	1.11%
All Officers and Directors as a group (4 persons)	8,414,251	83.48%

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the Securities and Exchange Commission, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)

Guy De Vreese will hold 53,000 shares of common stock in his own name, including 50,000 shares of common stock underlying options which vested on March 29, 2002 and have an exercise price of $1.00 per share; 139,248 shares of common stock held in the name of Lident N.V., a Belgian company controlled by Guy De Vreese, including 1,320 shares of common stock underlying warrants which vested on 06/15/02 and have an exercise price of $10.00 per share; 6,562,714 shares held in the name of Lausha N.V., a Belgian company controlled by Guy De Vreese, including 8,680 shares of common stock underlying warrants which became exercisable on August 21, 2002; and 100,000 shares of common stock in the name of Lident, N.V., a Belgian company of which Guy De Vreese is the principal.

(3)	Includes 50,000 shares of common stock underlying options which vested on March 29, 2002 and have an exercise price of $1.00 per share.

(4)

Includes 50,000 shares of common stock underlying options which vested on March 29, 2002 and have an exercise price of $1.00 per share and 12,500 shares of common stock underlying options which vested on April 8, 2004 and have an exercise price of $2.00 per share.

(5)

Consists of 50,000 shares of common stock held in his own name, including 5,000 shares of common stock underlying options which vested on March 29, 2002 and have an exercise price of $1.00 per share, 50,000 shares of common stock held by Kolsteeg Beleggingsmaatschappij B.V., a Dutch company of which Fred Kolsteeg is the principal, and 10,000 shares of common stock underlying warrants held by Kolsteeg Beleggingsmaatschappij B.V. with an exercise price of $10.00 per share.

        WHAT IS COVERED BY THE 2004 INCENTIVE AND NONSTATUTORY STOCK
OPTION PLAN AND WHAT ARE ITS PRINCIPAL TERMS?

        Our Board of Directors adopted the 2004 Incentive and Nonstatutory Stock Option Plan (the “2004 Plan”) on July 20, 2004 to be effective immediately following the planned one for twenty reverse stock split. Because the 2004 Plan will become effective following the reverse stock split, it will not be affected by the split. The 2004 Plan is attached to this Information Statement as Exhibit A. Under the 2004 Plan, 800,000 shares of common stock are authorized for issuance as Incentive Stock Options or Nonstatutory Stock Options. The 2004 Plan anticipates qualifying under Section 423 of the Internal Revenue Code of 1986, as an “employee stock purchase plan.” Under the 2004 Plan, options may be granted to our key employees, officers, directors or consultants.

        The purchase price of the common stock subject to each Incentive Stock Option shall not be less than the fair market value (as determined in the 2004 Plan), or in the case of the grant of an Incentive Stock Option to a principal stockholder, not less that 110% of fair market value of such common stock at the time such option is granted. The purchase price of the common stock subject to each Nonstatutory Stock Option shall be determined at the time such option is granted, but in no case shall it be less than 100% of the fair market value of such shares of common stock at the time such option is granted.

        The 2004 Plan shall terminate 10 years from the earlier of the date of its adoption by the Board of Directors, and no option shall be granted after termination of the 2004 Plan. Subject to certain restrictions, the 2004 Plan may at any time and from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of our capital stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

        Through the Written Consent, a majority of the voting shares of the Company have approved the 2004 Plan. No options have been granted under the 2004 Plan.

WHEN IS THE DEADLINE FOR THE
SUBMISSION OF STOCKHOLDER PROPOSALS?

        The rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company’s 2005 Annual Meeting of stockholders is expected to be held on or about July 15, 2005, and proxy materials in connection with that meeting are expected to be mailed on or about June, 2005. Proposals of stockholders of the Company that are intended to be presented at the Company’s 2005 annual meeting must be received by the Company no later than February 15, 2005, in order for them to be included in the proxy statement and form of proxy relating to that meeting.

HAVE THE OFFICERS AND DIRECTORS COMPLIED
WITH SECTION 16(a) OF THE EXCHANGE ACT?

        Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Due to filing difficulties, the Annual Reports of Beneficial Ownership on Form 5 for our officers, directors, and greater than 10% beneficial owners were not timely filed for our fiscal year ending March 31, 2004. We intend to use all reasonable efforts to ensure that reports of beneficial ownership are filed on timely basis in the future.

WILL I RECEIVE AN ANNUAL REPORT?

        A copy of the Company’s Annual Report on Form 10-KSB/A for the year ended March 31, 2004, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Information Statement and is hereby incorporated by reference into this Information Statement, including the financial statements that are part of our Annual Report. Additional copies of this Information Statement and/or the Annual Report, may be obtained without charge upon written request to Robin List, Remedent USA, Inc., Xavier de Cocklaan 42, 9831 Deurle, Belgium or on the Internet at www.sec.gov from the SEC’s EDGAR database.

By Order of the Board of Directors

/s/ Robin List

By: Robin List, CEO

EXHIBIT A

REMEDENT, INC.

2004 STOCK OPTION PLAN

1.     PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of the Company, or a Subsidiary of the Company, by offering them an opportunity to participate in the Company’s future performance through Options. Capitalized terms not defined in the text are defined in Section 22.

2.     ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, after the date this Plan is adopted by the Board. No Option shall be granted after termination of this Plan but all Options granted prior to termination shall remain in effect in accordance with their terms. The Effective Date of this Plan will coincide with the stockholders approval. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3.     TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4.     SHARES SUBJECT TO THIS PLAN.

        4.1.        Number of Shares Available. Subject to Section 4.2, the total number Shares reserved and available for grant and issuance pursuant to this Plan will be eight hundred thousand (800,000). Outstanding shares of the Company shall, for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by the Company are currently convertible (e.g., convertible preferred stock, convertible debentures, or warrants for common stock, but not outstanding Options to acquire Stock.

                      a.        Subject to Sections 4.2, Shares that are subject:

i.	to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option;
ii.	to an Option granted hereunder but are forfeited; or
iii.	to an Option that otherwise terminates without Shares being issued;

will again be available for grant and issuance in connection with future Options under this Plan. However, in the event that prior to the Option’s forfeiture, termination, expiration or lapse, the holder of the Option at any time received one or more elements of “beneficial ownership” pursuant to such Option (as defined by the SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Option shall not again be made available for regrant under the Plan.

                       b.        At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan. The Shares to be issued hereunder upon exercise of an Option may be either authorized but unissued, or previously issued and subsequently reacquired. However, when the exercise price for an Option granted under this Plan is paid in an “immaculate” or “cashless” exercise with previously outstanding shares or with the shares underlying the

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Option which is being exercised, the total number of Shares for which Options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the total number of Shares for which such Option is thus exercised without regard to the number of shares received or retained by the Company in connection with that exercise. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

                        i.         The grant of an Option shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Option.

                        ii.         While an Option is outstanding, it shall be counted against the authorized pool of Shares regardless of its vested status.

          4.2.        Adjustments. Should any change be made to the Stock of the Company by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, the Administrator shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Option shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Options of whole Shares.

5.      ADMINISTRATION OF THIS PLAN.

         5.1.        Authority. Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee or subcommittee consisting of two (2) or more members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan (the “Committee”). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan. As used herein, the term “Administrator” means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

         5.2.        Interpretation. Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to select Participants; determine the form and terms of Options; determine the number of Shares or other consideration subject to Options; determine whether Options will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Options under this Plan or any other incentive or compensation plan of the Company; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Option Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Option Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Option or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Option; and to make all other determinations necessary or advisable for the administration of this Plan.

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         Any decision or action of the Administrator in connection with this Plan or Options granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Options granted or shares of Stock sold under this Plan.

         5.3.        Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action or omission of any other member of the Committee or the Board of Directors nor for any act or omission on the member’s own part, excepting only the member’s own willful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by the Company, or all or any combination of the preceding, provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term “person” as used on this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6.     GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

         6.1.        Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. Each Option granted under this Plan will be evidenced by an Option Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option.

         Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Option Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option.

         The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

         6.2.        General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

                      6.2.1.        Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Option Agreement shall contain any such vesting schedule.

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                      6.2.2.        Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option (5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of the Company (“Ten Percent Stockholder”)), and shall be subject to earlier termination as hereinafter provided.

                      6.2.3.        Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased shall be made in accordance with Section 7 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called “Premium Price” Option) to encourage superior performance.

                      6.2.4.        Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

                      6.2.5.        Transferability of Options. Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Option. A Participant may designate a beneficiary to exercise his or her Options after the Participant’s death. At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee’s household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to Company of a written stock option assignment request (the “Assignment Request”) in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws.

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                     6.2.6.        Exercise After Certain Events.

                                      i.         Termination of Employment — Employee/Officer

                                                  (1)        Incentive Stock Options.

                                                               (a)        Termination of All Services. If for any reason other than retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an officer of Company or a Subsidiary), vested Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder)).

                                                               (b)        Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Incentive Stock Option within three months of termination of employment but shall be entitled to exercise within three (3) months of termination of services to Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date). However, if Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option.

                                                    (2)        Non-Qualified Stock Options.

                                                                (a)        Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with the Company or a Subsidiary (including employment as an Officer of the Company or a Subsidiary), vested Non-qualified Stock Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

                                                                 (b)        Continuation of Services as Consultant/Advisor. If a Participant granted a Non-qualified Stock Option Terminates employment but continues as a consultant, advisor or in a similar capacity to the Company or a Subsidiary, Participant need not exercise the Option within three (3) months of Termination but shall be entitled to exercise within three (3) months of termination of services to the Company or the Subsidiary (one (1) year in the event of permanent and total disability or death) or such lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date).

                               ii.        Retirement. If a Participant granted an Option ceases to be an employee of Company or Subsidiary (including as an officer of Company or Subsidiary) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but shall be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if Participant does not exercise within three (3) months of termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term “Retirement” as used herein means such Termination of employment as shall entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of Company or Subsidiary excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

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                             iii.        Permanent Disability and Death of Employee/Officer. If a Participant becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies, while employed by Company or Subsidiary (including as an officer of Company or Subsidiary), vested Options, whether Incentive Stock Options or Non-qualified Options, then held (to the extent then exercisable) may be exercised by the Participant, the Participant’s personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution, in whole or in part, at any time within one (1) year after the termination of employment because of the disability or death or any lesser period specified in the Option Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder if the option is an Incentive Stock Option)).

                              iv.        Termination of Directorship. If for any reason, including permanent and total disability or death, a Participant ceases to be a director of Company or Subsidiary, vested Options held at the date of such termination held at the date of such termination (to the extent then exercisable and not forfeited in accordance with the provisions of this Plan or pursuant to an Option Agreement) may be exercised, in whole or in part, at any time during the maximum term of the Option (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Option Agreement, and (ii) ten years from the Grant Date (five years for a Ten Percent Stockholder if the option is an Incentive Stock Option)). However, if Participant holds Incentive Stock Options and does not exercise within three (3) months of Termination of employment, the Options will not qualify as Incentive Stock Options.

            6.2.7.        Suspension and Cancellation of Options. In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant’s right to exercise any Option granted hereunder pending final determination by the Board. If a Participant is determined by the Board to have:

                             i.        committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Company or a Subsidiary;

                             ii.       deliberately disregarded the rules of Company or a Subsidiary which resulted in loss, damage or injury to Company or a Subsidiary;

                             iii.       made any unauthorized disclosure of any trade secret or confidential information of Company or a Subsidiary;

                             iv.       induced any client or customer of Company or a Subsidiary to break any contract with Company or a Subsidiary or induced any principal for whom Company or a Subsidiary acts as agent to terminate such agency relations; or

                             v.       engaged in any substantial conduct which constitutes unfair competition with Company or a Subsidiary, neither the Participant nor his estate shall be entitled to exercise any Option hereunder.

The determination of the Board shall be final and conclusive. In making its determination, the Board shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant’s behalf. Without limiting the generality of the foregoing, the Agreement may provide that the Participant shall also pay to Company any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

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          The Administrator may provide in the Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have:

                            i.        engaged in any commercial activity in competition with any part of the business of Company or a Subsidiary;

                            ii.        diverted or attempted to divert from Company or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors;

                            iii.        made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about Company or a Subsidiary which is disparaging or which in any way reflects negatively upon Company or a Subsidiary;

                            iv.        engaged in any other activity that is inimical, contrary or harmful to the interests of Company or a Subsidiary, including influencing or advising any person who is employed by or in the service of Company or a Subsidiary to leave such employment or service to compete with Company or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of Company or a Subsidiary, or to have influenced or advised any competitor of Company or a Subsidiary to employ or to otherwise engage the services of any person who is employed by Company or in the service of Company, or improperly disclosed or otherwise misused any confidential information regarding Company or a Subsidiary; or

                            v.        refused or failed to provide, upon the request of Company or a Subsidiary, a certification, in a form satisfactory to Company or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

Should any provision to this Section 6.2.7. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

         6.3.        Limitations on Grant of Incentive Stock Options.

                      6.3.1.        The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 17) by such Participant under any other plan of the Company or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3.1, all Shares in excess of the $100,000 threshold shall be treated as Non-qualified Stock Options.

                      6.3.2.        There shall be imposed in the Option Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an “incentive stock option” as that term is defined in Code Section 422.

                      6.3.3.        No Incentive Stock Option may be granted to any person who is not an employee of the Company or a Subsidiary of the Company.

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7.         PAYMENT FOR SHARE PURCHASES.

            7.1.        Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the discretion of the Administrator and where permitted by law:

                         7.1.1.        by cancellation of indebtedness of the Company to the Participant;

                         7.1.2.        by surrender of shares of Stock of the Company that either: (1) have been owned by the Participant for more than six (6) months (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

                        7.1.3.        by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Code Sections 483 and 1274; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

                      7.1.4.        with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

                                       i.        through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                                        ii.        through a “margin” commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                      7.1.5.        by forfeiture of Option shares equal to the value of the exercise price pursuant to a so-called “immaculate cashless exercise,” or

                      7.1.6.        by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

        The Administrator may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Stock then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option (“Reload Option”). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Participant for at least the preceding six (6) months.

          7.2.        Loan Guarantees. At its sole discretion, the Administrator may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

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8.        WITHHOLDING TAXES.

           8.1.        Withholding Generally. Whenever Shares are to be issued in satisfaction of Options granted under this Plan or Shares are forfeited pursuant to an “immaculate cashless exercise,” the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Option, the disposition by a Participant or other person of Options of Shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the “Tax Date”).

           8.2.        Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company’s minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (a) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (b) delivering to the Company shares of Stock owned by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

9.        NO PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are restricted stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; and provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Exercise Price or Purchase Price pursuant to Section 10. Subject to Sections 17 and 18, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Participant.

10.       RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right to repurchase at the Exercise Price of the Shares acquired under an Option or impose other restrictions on such Shares during a period not to exceed one hundred eighty (180) days from the date of exercise or purchase. After one hundred eighty (180) days, at the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Option Agreement a right to repurchase the Shares acquired under an Option at the Fair Market Value at the time of repurchase. The terms and conditions of any such rights or other restrictions shall be set forth in the Option Agreement evidencing the Option.

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11.       CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

12.       ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of such Participant’s obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

13.       EXCHANGE AND BUYOUT OF OPTIONS. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options. The Administrator may at any time buy from a Participant an Option previously granted with payment in cash, Shares (including restricted stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

14.       SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Option will not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Option, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Option shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreement.

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15.       RIGHTS OF EMPLOYEES.

            15.1.        No Obligation to Employ. Nothing in this Plan or any Option granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant’s employment or other relationship at any time, with or without cause.

            15.2.        Compliance with Code Section 162(m). At all times when the Administrator determines that compliance with Code Section 162(m) is required or desired, all Options granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Option or Options under this Plan, the Administrator may, subject to this Section 15, make any adjustments it deems appropriate.

16.       ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Options shall not affect the Company’s right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation’s capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company’s or any other corporation’s assets or business or any other corporate act whether similar to the events described above or otherwise. Shares shall be adjusted pursuant to Section 4.2.

17.       DISSOLUTION, LIQUIDATION, MERGER.

            17.1.        Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Option upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Option if the Option had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Option or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale or transfer of all or substantially all of the Company’s assets, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Option may be exercised, provided however, that the Change of Control Section 18.1 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined.

            17.2.        Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Options may be exercised, and the exercise price at which outstanding Options may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

18.       CHANGE OF CONTROL.

            18.1.        Definition. If there is a “change of control” in the Company, all outstanding Options shall fully vest immediately upon the Company’s public announcement of such a change. A “change of control” shall mean an event involving one transaction or a related series

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of transactions, in which (i) the Company issues securities equal to 50% or more of the Company’s issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a “group” within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 50% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company’s assets are sold or transferred. The Administrator, in its discretion, may adjust the percentage of securities the Company may issue to constitute a change of control under (i) and (ii) in an individual Award Agreement.

            18.2.        Limitation on Options. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Option Agreement, if the right to receive or benefit from an Option under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a “parachute payment” (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

19.       TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Options without such person’s consent not unreasonably withheld. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law.

20.       DEFERRALS. The Administrator may permit a Participant to defer to another plan or program such Participant’s receipt of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such deferrals.

21.       GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.

22.       DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

            22.1.        “Board” means the Board of Directors of the Company.

            22.2.        “Code” means the Internal Revenue Code of 1986, as amended from time to time.

            22.3.        “Committee” means the Committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

            22.4.        “Company” means Remedent, Inc., a Nevada corporation and its subsidiaries, or any successor corporation.

            22.5.        “Disability” means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

            22.6.        “Effective Date” has the meaning set forth in Section 2.

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           22.7.        “Eligible Person” means, in the case of the grant of an Incentive Stock Option, all employees of the Company or a subsidiary of the Company and, in the case of a Non-qualified Stock Option, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

           22.8.        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

           22.9.        “Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

           22.10.        “Fair Market Value” means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market System, the mean between the closing bid and asked prices for the stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the stock is not reported on the National Market System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting options under this Plan.

           22.11.        “Incentive Stock Option” means an option, which is an option within the meaning of Section 422 of the Code, the Option of which contains such provisions as are necessary to comply with that section.

           22.12.        “Named Executive Officer” means, if applicable, a Participant who, as of the date of vesting and/or payout of an Option is one of the group of “covered employees,” as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

           22.13.        “NASD Dealer” means a broker-dealer that is a member of the National Association of Securities Dealers.

           22.14.        “Non-qualified Stock Option” means an option, which is designated a Non-qualified Stock Option.

           22.15.        “Officer” means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

           22.16.        “Option” means an option to purchase Shares pursuant to Section 6.

           22.17.        “Option Agreement” means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

           22.18.        “Optionee” means the holder of an Option.

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           22.19.        “Outside Director” means any director who is not (a) a current employee of the Company; (b) a former employee of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company; and as may otherwise be defined in regulations promulgated under Section 162(m) of the Code

           22.20.        “Participant” means a person who receives an Option under this Plan.

           22.21.        “Plan” means this Remedent, Inc. 2004 Stock Option Plan, as amended from time to time.

           22.22.        “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

           22.23.        “SEC” means the Securities and Exchange Commission.

           22.24.        “Securities Act” means the Securities Act of 1933, as amended from time to time.

           22.25.        “Shares” means shares of the Company’s Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4, and any successor security.

           22.26.        “Stock” means the Common Stock of the Company, and any successor entity.

           22.27.        “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           22.28.        “Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Option while on leave from the employ of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option Agreement. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

           22.29.        “Unvested Shares” means “Unvested Shares” as defined in the Option Agreement.

           22.30.        “Vested Shares” means “Vested Shares” as defined in the Option Agreement.

           22.31.        “Vesting Date” means the date on which an Option becomes wholly or partially exercisable, as determined by the Administrator in its sole discretion.

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